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                                                                   EXHIBIT 10.35

                     FIRST AMENDMENT TO PLEDGE AGREEMENT


         THIS FIRST AMENDMENT TO PLEDGE AGREEMENT, dated as of February 15, 1997 ("Amendment"), among SPECIALTY EQUIPMENT COMPANIES, INC. (the "Pledgor"), BARCLAYS BANK PLC, NEW YORK BRANCH, on behalf of itself and as agent for SHAWMUT CAPITAL CORPORATION ("Barclays"), BANK OF AMERICA ILLINOIS ("BAI"), and AMALGAMATED BANK OF CHICAGO, as Trustee (as defined in the Pledge Agreement referred to below).

1.       RECITALS

         1.1 The Pledgor, Barclays and the Trustee entered into a Pledge Agreement, dated as of February 1, 1995 (the "Pledge Agreement").

         1.2 The Pledgor, Barclays, the Trustee and BAI desire to amend the Pledge Agreement as provided herein to reflect that the letter of credit issued by Barclays referred to in the Pledge Agreement has been replaced by a letter of credit issued by BAI.

2.       DEFINITIONS

         Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Pledge Agreement.

3.       AMENDMENT

         3.1. The Pledge Agreement is hereby amended by causing all references therein to the Bank to mean BAI and all references therein to the Bank shall not mean or include Barclays from and after the date hereof.

         3.2. Section 21 of the Pledge Agreement is hereby deleted and the following is inserted in its stead:

                "SECTION 21. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. Unless otherwise defined herein or in the Reimbursement Agreement, terms defined in Article 9 of the Uniform Commercial Code in effect from time to time in the State of Illinois are used herein as therein defined."

4.       MISCELLANEOUS

         4.1. LIMITED NATURE OF AMENDMENTS. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Pledge Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Pledge Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

         4.2. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

         4.3. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants to Lender as follows: (A) the Pledgor has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder; (B) this Amendment and the Pledge Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Pledgor and are enforceable against the Pledgor in accordance with their terms; and (C) all representations and warranties of the Pledgor contained in the Pledge Agreement are true and complete as of the date hereof.

         4.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year set forth above.





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                                        SPECIALTY EQUIPMENT COMPANIES, INC.


                                        By:
                                        Title:


                                        BARCLAYS BANK PLC, NEW YORK BRANCH


                                        By:
                                        Title:


                                        BANK OF AMERICA ILLINOIS


                                        By:
                                        Title:


                                        AMALGAMATED BANK OF CHICAGO, as Trustee

                                        By:
                                        Title:


                                        AMALGAMATED BANK OF CHICAGO, as Agent
                                        under the Pledge Agreement


                                        By:
                                        Title:





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